UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ticker Symbol: (TDVFX)

ANNUAL REPORT
September 30, 2016

Towle Deep Value Fund
A series of Investment Managers Series Trust
Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the Towle Deep Value Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.towlefund.com

1-888-998-6953

October 2016

To Our Shareholders:

Substantial progress! Following the sharp sell-off that began last year and culminated on February 11, 2016, the Towle portfolio rebounded significantly, advancing 59% through the market close on September 30, 2016. As discussed in our semi-annual letter, the fear and uncertainty that gripped the markets near year-end created an attractive investment opportunity in our deep value space. We acted aggressively to adjust the portfolio, adding ten new positions during the first six months of 2016 resulting in a 30% change in portfolio composition.

In June, markets again witnessed elevated volatility and pricing pressure as British citizens voted in favor of Brexit. The initial two day shock was followed by several strong days with a continuation of positive pricing momentum for the Towle portfolio over the summer. This advance was predicated on improved earnings, low portfolio valuations, and global economic stability. While broad stock market prices in the U.S. appear fully valued, the Towle portfolio remains undervalued and possesses above average appreciation potential, in our view.

For the six months ended September 30, 2016, the Towle Deep Value Fund (the “Fund”) produced a total return of 18.52% compared to a total return of 13.55% for the Russell 2000 Value and 6.40% for the S&P 500 Index.

For the twelve months ended September 30, 2016, the Fund produced a total return of 33.09% compared to a total return of 18.81% for the Russell 2000 Value and 15.43% for the S&P 500 Index.

From inception to September 30, 2016, the Fund has compounded capital at a 13.71% annualized rate of return compared to 11.99% for the Russell 2000 Value and 13.65% for the S&P 500 Index.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month end please call 1-888-998-6953.

When considering the road ahead, investors must not ignore key economic issues and concerns confronting planet earth.

•	Since the Great Recession, global economic growth has been tepid, undercutting confidence in the benefits of capitalism.
•	The rich are getting richer while the middle and lower economic classes have struggled to advance economically.
•	Global trade has selectively helped some nations but has brought severe economic challenges to others.
•	Most governments throughout the globe have failed to resolve social ills and are mired in a debt crisis of historic proportions.

Contrary to this gloomy perspective, we feel the Towle portfolio can run counter to the mood of many. Our enthusiasm for upside performance is based, to some degree, on the following assumptions:

Global growth will continue. The World Bank and the IMF (International Monetary Fund) both indicate a continuing pattern of expansion.

Real GDP Growth	2016	2017
World Bank	2.4%	2.8%
IMF	3.1	3.4

“…the world economy may be on the brink of an economic bounce.” (James W. Paulsen, Wells Capital Management, Inc., August 8, 2016)

Investor sentiment is cautious, not confident. Weak bullish readings from three investor surveys are as follows:

Surveys	Current	10 Yr High	10 Yr Average
AAII	24.0	63.3	37.0
Market Vane	60.0	74.0	58.3
TMI Group	51.9	87.7	53.1

Economic recessions and financial disturbances typically commence when the investing public and professional investors are enthusiastic.

Pent-up demand builds in the U.S. Big ticket spending on housing, durable goods, and capital goods remains well below the trend line of the last 60 years. (James W. Paulsen, Wells Capital Management, Inc., August 17, 2016) At some point consumers and businesses will likely enhance their spending patterns.

While our outlook is upbeat, risks still remain. Historically low interest rates have led to overleveraged borrowings by many investors. U.S. equity market valuations, broadly speaking, are fully valued. The Value Line Index pushes to the high end of its range with a P/E ratio of 18-19x. The narrowing of the valuation gap between the S&P 500 and the Towle portfolio may not occur. Nevertheless, we expect the portfolio’s strong earnings profile and low valuation will bring satisfactory results over our three-year investment horizon.

As of September 30, 2016, the Fund maintains significant investments in those areas we believe are particularly attractive from a valuation perspective. Our three largest sector investments are as follows:

Sector	Weight(%)
Industrial	34.6%
Consumer, Cyclical	32.8%
Energy	11.9%

Deep Value Revisited
The ultimate goal at Towle & Co. is simple: to maximize the long term rate of return on invested capital through the execution of our own brand of deep value investing. Our approach is informed by the remarkable insights of three value investing greats: Warren Buffett, Benjamin Graham, and John Templeton. Their principles of successful investing have been well-documented and fully demonstrated. The Towle Deep Value strategy varies from traditional value investing by emphasizing stocks with earnings cyclicality, particularly low valuation metrics, and usually smaller market capitalizations.

The following key investment concepts capture the essence of Towle Deep Value:

Contrarian View
Investing against the “crowd” is a critical concept in the deep value investment process. Deep value enters an arena where few wish to reside. Most analysts and investment practitioners view deep value as too risky, a threat to capital preservation. We take the opposite stance. It is the inherent risk and volatility in the space that creates the opportunity we embrace. John Templeton states it best, “It is impossible to produce a superior performance unless you do something different from the majority.” (The Templeton Touch, Doubleday & Co.) We strive to select attractive stocks where the majority of others experience apprehension and discomfort.

Three Year Time Horizon
When evaluating a security’s appreciation potential, the investment community typically looks out 6-18 months. This view is unnatural and constrained. Corporate managements need an extended period of time in order to accomplish their strategic goals. Each and every business day, the Towle investment team looks at the portfolio in the context of a three-year investment horizon. We ask ourselves, based on what we know today, should we delete, trim, or add a position to the existing portfolio? Looking out three years to determine a company’s future equity value is a highly fluid and dynamic process, but this approach provides a proven framework for deep value investors.

Price is King
For sure, there are many variables in picking that right purchase point. At Towle & Co., three key factors standout for identifying a bargain purchase:

1.	Low Price to Sales
For every dollar of investment, we seek to purchase a noteworthy stream of sales or revenue. In other words, we wish to buy an inordinate amount of economic activity at a discounted price. Commonly measured by Price to Sales and/or Enterprise Value to Revenue, this investment technique is central to our strategy. At quarter end, the non-financial companies in the S&P 500 had a weighted average Price to Sales ratio of 1.97x. Conversely, the non-financial companies in the Towle portfolio showed a Price to Sales ratio of just 0.30x. This powerful metric means that for every dollar invested, the Towle strategy owns over 6 times more revenue than an investment in the S&P 500. While this investment approach pushes the portfolio into lower margin companies, it provides the opportunity for a modest margin improvement to magnify profitability.

2.	ROMV
An appropriate entry point and sell target rest with our ROMV calculation (Return on Market Value). Prior to purchase, the investment team must feel confident that, within three years, the company will generate a trailing twelve month after tax return of 15% on the original purchase price. (A $10 stock must generate annualized earnings of $1.50 per share within our three-year holding period.)

3.	Earnings Advance
Over the long term, stock prices are driven up or down by earnings. Ideally, at the time of stock selection, a company’s earnings will begin to advance materially. While an earnings inflection point may be difficult to identify, it is highly important that, at the point of purchase, expectations for earnings are either flat or trending modestly higher. Declining earnings will likely bring selling pressure to stock prices. The stock market relishes companies with advancing profitability.

Steadfast perseverance and process discipline have been highly important to Towle & Co.’s long-term success. For sure, mistakes in stock selection and judgment have been plentiful. Nevertheless, the positive portfolio decisions have far outweighed the disappointments. Hence, we continue on our journey, seeking to create capital at a rate that merits your trust and confidence.

Thank you for investing with us and for your continued confidence.

J. Ellwood Towle
Christopher D. Towle
Peter J. Lewis, CFA
James M. Shields, CFA
Wesley R. Tibbetts, CFA

Stock fund prices fluctuate and investors may lose principal value. Micro-cap, small-cap and mid-cap stocks involve greater risks, and they can fluctuate in price more than larger company stocks. Foreign investments present additional risk due to currency exchange rate fluctuations, economic developments, political instability, and other factors. The Fund is non-diversified which increases the risk that the value of the Fund could go down because of the poor performance of a single investment. A value oriented investing style may go in and out of favor which may cause the Fund to sometimes underperform other equity fund.

Instances of high double-digit returns are extraordinary and may not be repeated. The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The views in this shareholder letter were those of the Fund Managers as of the letter’s publication date and may not reflect their views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Towle Deep Value Fund
FUND PERFORMANCE at September 30, 2016 (Unaudited)

This graph compares a hypothetical $50,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index.  The value of the Russell 2000 Value Index on October 28, 2011 is used as the beginning value on October 31, 2011.  Results include reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This Index does not reflect expenses, fees or sales charge, which would lower performance. The Index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of September 30, 2016	1 Year	3 Years	Since Inception	Inception Date
Towle Deep Value Fund	33.09%	7.06%	13.71%	10/31/11
Russell 2000 Value Index	18.81%	6.77%	11.99%	10/31/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling 1-888-99TOWLE (888-998-6953).

Gross and net expense ratios for the Fund were 1.26% and 1.20%, respectively, which were the amounts stated in the current prospectus dated February 1, 2016. The Fund's advisor has contractually agreed to waive its fees and/or pay operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.20% of the average daily net assets of the Fund. This agreement is in effect until January 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Towle Deep Value Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2016

Number of Shares		Value

	COMMON STOCKS – 94.4%
	BASIC MATERIALS – 6.9%
231,300	Huntsman Corp.	$3,763,251
291,754	Ryerson Holding Corp.*	3,293,903
		7,057,154
	CONSUMER, CYCLICAL – 32.8%
269,050	Ascena Retail Group, Inc.*	1,503,990
210,030	Destination Maternity Corp.	1,487,012
10,230	Fiat Chrysler Automobiles N.V.[1]	65,472
139,300	Goodyear Tire & Rubber Co.	4,499,390
43,730	Group 1 Automotive, Inc.	2,793,472
32,020	Ingram Micro, Inc. - Class A	1,141,833
410,030	Meritor, Inc.*	4,563,634
174,040	Navistar International Corp.*	3,983,776
493,600	Ruby Tuesday, Inc.*	1,234,000
220,790	SkyWest, Inc.	5,831,064
141,310	Sonic Automotive, Inc. - Class A	2,656,628
142,170	Titan Machinery, Inc.*	1,478,568
108,480	Tower International, Inc.	2,614,368
		33,853,207
	ENERGY – 11.9%
667,370	McDermott International, Inc.*1	3,343,524
1,364,800	Parker Drilling Co.*	2,961,616
146,950	PBF Energy, Inc. - Class A	3,326,948
316,120	Renewable Energy Group, Inc.*	2,677,536
		12,309,624
	FINANCIAL – 5.3%
172,280	Ally Financial, Inc.	3,354,292
62,130	CNA Financial Corp.	2,137,893
		5,492,185
	INDUSTRIAL – 34.6%
354,830	Aegean Marine Petroleum Network, Inc.[1]	3,548,300
127,840	ArcBest Corp.	2,431,517
88,410	Atlas Air Worldwide Holdings, Inc.*	3,785,716
110,430	Chicago Bridge & Iron Co. N.V.[1]	3,095,353
264,030	Flex Ltd.*1	3,596,088
173,270	General Cable Corp.	2,595,585
77,660	Jabil Circuit, Inc.	1,694,541
58,020	Roadrunner Transportation Systems, Inc.*	463,000
123,850	Sanmina Corp.*	3,526,009
206,882	Star Bulk Carriers Corp.*1	939,244
115,170	Trinseo S.A.[1]	6,514,015

Towle Deep Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
163,680	Tutor Perini Corp.*	$3,514,210
		35,703,578
	TECHNOLOGY – 2.9%
303,260	Unisys Corp.*	2,953,752

	TOTAL COMMON STOCKS (Cost $79,370,974)	97,369,500

Principal Amount

	SHORT-TERM INVESTMENTS – 3.1%
$3,183,540	UMB Money Market Fiduciary, 0.01%[2]	3,183,540

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,183,540)	3,183,540

	TOTAL INVESTMENTS – 97.5% (Cost $82,554,514)	100,553,040
	Other Assets in Excess of Liabilities – 2.5%	2,622,019

	TOTAL NET ASSETS – 100.0%	$103,175,059

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
SUMMARY OF INVESTMENTS
As of September 30, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrial	34.6%
Consumer, Cyclical	32.8%
Energy	11.9%
Basic Materials	6.9%
Financial	5.3%
Technology	2.9%
Total Common Stocks	94.4%
Short-Term Investments	3.1%
Total Investments	97.5%
Other Assets in Excess of Liabilities	2.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2016

Assets:
Investments, at value (cost $82,554,514)	$100,553,040
Receivables:
Investment securities sold	2,475,596
Fund shares sold	358,415
Dividends and interest	18,133
Prepaid expenses	17,876
Total assets	103,423,060

Liabilities:
Payables:
Investment securities purchased	110,360
Advisory fees	70,193
Auditing fees	17,510
Fund administration fees	8,892
Transfer agent fees and expenses	8,008
Fund accounting fees	6,800
Shareholder servicing fees (Note 7)	6,750
Custody fees	3,648
Chief Compliance Officer fees	2,511
Trustees' fees and expenses	460
Accrued other expenses	12,869
Total liabilities	248,001

Net Assets	$103,175,059

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$88,819,817
Accumulated net investment loss	(128,542)
Accumulated net realized loss on investments	(3,514,742)
Net unrealized appreciation on investments	17,998,526
Net Assets	$103,175,059

Number of shares issued and outstanding	6,179,261
Net asset value per share	$16.70

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2016

Investment Income:
Dividends (net of foreign tax withholding of $2,728)	$679,633
Interest	251
Total investment income	679,884

Expenses:
Advisory fees	571,048
Fund administration fees	73,721
Transfer agent fees and expenses	46,138
Shareholder servicing fees (Note 7)	41,869
Fund accounting fees	40,511
Registration fees	26,001
Legal fees	20,387
Auditing fees	17,498
Custody fees	15,925
Chief Compliance Officer fees	14,300
Shareholder reporting fees	9,000
Miscellaneous	7,499
Trustees' fees and expenses	5,999
Insurance fees	1,501
Total expenses	891,397
Advisory fees waived	(23,983)
Net expenses	867,414
Net investment loss	(187,530)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(3,139,962)
Net change in unrealized appreciation/depreciation on investments	24,391,754
Net realized and unrealized gain on investments	21,251,792

Net Increase in Net Assets from Operations	$21,064,262

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(187,530)	$(72,912)
Net realized gain (loss) on investments	(3,139,962)	2,093,562
Net change in unrealized appreciation/depreciation
on investments	24,391,754	(8,310,153)
Net increase (decrease) in net assets resulting from operations	21,064,262	(6,289,503)

Distributions to Shareholders:
From net realized gains	(2,503,890)	(2,099,042)
Total distributions to shareholders	(2,503,890)	(2,099,042)

Capital Transactions:
Net proceeds from shares sold	37,355,706	19,746,576
Reinvestment of distributions	2,458,355	2,075,708
Cost of shares redeemed[1]	(11,428,008)	(16,577,083)
Net increase in net assets from capital transactions	28,386,053	5,245,201

Total increase (decrease) in net assets	46,946,425	(3,143,344)

Net Assets:
Beginning of period	56,228,634	59,371,978
End of period	$103,175,059	$56,228,634

Accumulated net investment loss	$(128,542)	$(168,945)

Capital Share Transactions:
Shares sold	2,498,990	1,285,628
Shares reinvested	185,117	131,791
Shares redeemed	(802,440)	(1,086,577)
Net increase in capital share transactions	1,881,667	330,842

[1]	Net of redemption fee proceeds of $10,381 and $8,209, respectively.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014		For the Year Ended September 30, 2013		For the Period October 31, 2011* through September 30, 2012

Net asset value, beginning of period	$13.08		$14.97		$15.31		$10.05		$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.04)		(0.02)		(0.07)		(0.02)		-	[2]
Net realized and unrealized gain (loss) on investments	4.22		(1.38)		0.44		5.30		0.05
Total from investment operations	4.18		(1.40)		0.37		5.28		0.05
Less Distributions:
From net investment income	-		-		-		(0.01)		-
From net realized gains	(0.56)		(0.49)		(0.71)		(0.01)		-
Total distributions	(0.56)		(0.49)		(0.71)		(0.02)		-

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]
Net asset value, end of period	$16.70		$13.08		$14.97		$15.31		$10.05

Total return[3]	33.09%		(9.88)%		2.32%		52.55%		0.50%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$103,175		$56,229		$59,372		$39,147		$6,380

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.23%		1.26%		1.32%		2.14%		5.13%	[5]
After fees waived and expenses absorbed	1.20%		1.20%		1.20%		1.20%		1.20%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.29)%		(0.16)%		(0.53)%		(1.05)%		(3.93)%	[5]
After fees waived and expenses absorbed	(0.26)%		(0.10)%		(0.41)%		(0.11)%		0.00%	[5]
Portfolio turnover rate	40%		44%		23%		43%		34%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of  taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

Note 1 – Organization
Towle Deep Value Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on October 31, 2011.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2016

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended September 30, 2013-2015 and as of and during the year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Towle & Co. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.79% of the Fund’s average daily net assets. The Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund. This agreement is in effect until January 31, 2017, and it may be terminated before that date only by the Trust's Board of Trustees.

For the year ended September 30, 2016, the Advisor waived advisory fees of $23,983. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they are waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At September 30, 2016, the amount of these potentially recoverable expenses was $123,850. The Advisor may recapture all or a portion of this amount no later than September 30 of the years stated below:

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2016

2017	61,508
2018	38,359
2019	23,983
Total	123,850

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended September 30, 2016, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At September 30, 2016, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$83,253,382

Gross unrealized appreciation	$23,567,287
Gross unrealized depreciation	(6,267,629)

Net unrealized appreciation on investments	$17,299,658

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (228,254)	$ 227,933	$ 321

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2016

As of September 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Accumulated earnings	-

Accumulated capital and other losses	(2,944,416)
Unrealized appreciation on investments	17,299,658
Total accumulated earnings	$14,355,242

The tax character of the distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

Distribution paid from:	2016	2015
Ordinary income	$-	$-
Net long-term capital gains	2,503,570	2,099,042
Total distributions paid	$2,503,570	$2,099,042

As of September 30, 2016, the Fund had a short-term non-expiring capital loss carryover of $2,815,874. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

The Fund has $128,542 in qualified late-year losses, which are deferred until fiscal year 2017 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended September 30, 2016 and the year ended September 30, 2015, the Fund received $10,381 and $8,209, respectively.

Note 6 – Investment Transactions
For the year ended September 30, 2016, purchases and sales of investments, excluding short-term investments, were $48,501,882 and $28,059,395, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended September 30, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2016

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$97,369,500	$-	$-	$97,369,500
Short-Term Investments	3,183,540	-	-	3,183,540
Total Investments	$100,553,040	$-	$-	$100,553,040

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2016

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major sector classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Towle Deep Value Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period October 31, 2011 (commencement of operations) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Towle Deep Value Fund as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period October 31, 2011 to September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2016

Towle Deep Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation
For the fiscal year ended September 30, 2016, the Fund designates $2,503,570 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-99TOWLE. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	81	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	81	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	81	None.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	81	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

Towle Deep Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	81	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Towle Deep Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)  - Continued

Board Consideration of Investment Advisory Agreement (Unaudited)
At an in-person meeting held on June 7-9, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Towle & Co. (the “Investment Advisor”) with respect to the Towle Deep Value Fund series of the Trust (the “Fund”) for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the Russell 2000 Value Index and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Small Value fund universe (the “Fund Universe”) for the one- and three-year periods ended March 31, 2016; and reports comparing the investment advisory fees and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the annualized total return of the Fund for the three-year period was above the return of the Russell 2000 Value Index as well as the median returns of the Small Value Fund Universe and the Peer Group. For the one-year period, the total return of the Fund was below the median return of the Peer Group, the Fund Universe median return, and the Index return by 2.45%, 2.35%, and 1.11%, respectively. In reviewing the Fund’s performance for the one-year period, the Trustees considered the Advisor’s explanation that the Fund’s portfolio is concentrated and that the Fund’s high exposure to energy, industrials, and consumer-cyclical companies contributed to the Fund’s relative underperformance.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Towle Deep Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Fund, the meeting materials indicated that the investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Board also considered that the investment advisory fee charged by the Investment Advisor to the Fund was lower than the fees it generally charges with respect to its separate account clients. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.15% and 0.04%, respectively. However, the Trustees noted that the average net assets of the Fund were lower than the average net assets of funds in the Peer Group, and significantly lower than the average net assets of funds in the Fund Universe.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended March 31, 2016, noting that the Investment Advisor had waived a portion of its advisory fees, and determined that the level of profit was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than its receipt of investment advisory fees), including research received from broker-dealers providing execution services to the Fund, beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the assets of the Fund grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Towle Deep Value Fund
EXPENSE EXAMPLE
For the Six Months Ended September 30, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/16	9/30/16	4/1/16 – 9/30/16
Actual Performance	$ 1,000.00	$1,185.20	$ 6.56
Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.06

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Towle Deep Value Fund
A series of Investment Managers Series Trust

Investment Advisor
Towle & Co.
1610 Des Peres Road, Suite 250
St. Louis, Missouri 63131

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Towle Deep Value Fund	TDVFX	461 418 360

Privacy Principles of the Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Towle Deep Value Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-99TOWLE (888-998-6953) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-99TOWLE (888-998-6953) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 1-888-99TOWLE (888-998-6953). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330.

Towle Deep Value Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 1-888-99TOWLE (888-998-6953)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-998-6953.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$14,800	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2016	FYE 9/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	12/9/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	12/9/16

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	12/9/16